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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): December 15, 2004
                                                         -----------------

                         ANDREA ELECTRONICS CORPORATION
                         ------------------------------
             (Exact name of registrant as specified in its charter)

         New York                     1-4324             11-0482020
         --------                    --------            ----------
(State or other Jurisdiction of     (Commission         (IRS Employer
incorporation or organization)      File Number)        Identification No.)

                 45 Melville Park Road, Melville, New York 11747
                 -----------------------------------------------
                    (Address of principal executive offices)

                                 (631) 719-1800
                                 --------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 7.01       REGULATION FD DISCLOSURE.
                ------------------------

         On December 15, 2004, Andrea Electronics Corporation ("Andrea") announced that it had been informed by the staff of the American Stock Exchange ("AMEX"), that, prior to the market opening on December 16, 2004, the AMEX will suspend trading of Andrea's common stock. The AMEX indicated that it will thereafter commence proceedings with the Securities and Exchange Commission to delist Andrea's common stock.

         In addition, Andrea announced that, subject to the interest of market makers, Andrea's common stock is expected to be quoted on the OTC Bulletin Board. Andrea's common stock will be quoted on the OTC Bulletin Board under the new ticker symbol "ANDR."

         The press release announcing the suspension of trading and expected quotation on the OTC Bulletin Board is furnished as Exhibit 99.1.

ITEM 9.01       FINANCIAL STATEMENTS AND EXHIBITS.
                ---------------------------------

        (c)     Exhibits

                Number            Description
                ------            -----------

                99.1              Press Release Dated December 15, 2004




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   ANDREA ELECTRONICS CORPORATION


Dated: December 15, 2004           By:/s/ Corisa L. Guiffre
                                      ------------------------------------------
                                      Corisa L. Guiffre
                                      Vice President and Chief Financial Officer




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                                  EXHIBIT INDEX


Exhibit             Description
-------             -----------

99.1                Press Release, dated December 15, 2004